                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549




                                FORM 8-K

                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report: (Date of Earliest Event Reported): September 14, 2000 July 21, 2000)





                             CRIIMI MAE INC.
         (Exact name of registrant as specified in its charter)


          Maryland                       1-10360              52-1622022
(State or other jurisdiction           (Commission           (I.R.S. Employer
       of incorporation)               File Number)        Identification No.)



                                   11200 Rockville Pike
                               Rockville, Maryland  20852
  (Address of principal executive offices, including zip code, of Registrants)

                                     (301) 816-2300
                 (Registrants' telephone number, including area code)

Item 5.  Other Events

     Attached as exhibits to this Current Report on Form 8-K are (1) Certificate of Correction to Articles Supplementary to the Articles of Incorporation of CRIIMI MAE Inc., filed with the Maryland State Department of Assessments and Taxation on July 21, 2000, pertaining to the Series F Redeemable Cumulative Dividend Preferred Stock, (2) Articles of Amendment to Articles Supplementary to the Articles of Incorporation of CRIIMI MAE Inc., filed with the Maryland State Department of Assessments and Taxation on July 26, 2000, in respect of the Series E Cumulative Convertible Preferred Stock, (3) Articles Supplementary to the Articles of Incorporation of CRIIMI MAE Inc., filed with the Maryland State Department of Assessments and Taxation on September 11, 2000, for the issuance of a new series of $10 face value Series G Redeemable Cumulative Dividend Preferred Stock (the "Series G Dividend Preferred Stock"), and (4) a press release issued by the Company on September 12, 2000 announcing a stock dividend payable on November 13, 2000 for common shareholders of record as of October 27, 2000 of up to an aggregate of 3.76 million shares of the new Series G Dividend Preferred Stock. Each of such exhibits is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed as a part of this Current Report on Form 8-K:

(c)      Exhibit

         3.1 Certificate of Correction to Articles Supplementary to the Articles of Incorporation of CRIIMI MAE Inc., filed with the Maryland State Department of Assessments and Taxation on July 21, 2000.

         3.2 Articles of Amendment to Articles Supplementary to the Articles of Incorporation of CRIIMI MAE Inc., filed with the Maryland State Department of Assessments and Taxation on July 26, 2000.

         3.3 Articles Supplementary to the Articles of Incorporation of CRIIMI MAE Inc., filed with the Maryland State Department of Assessments and Taxation on September 11, 2000.

         99.1     Press Release issued by CRIIMI MAE Inc. on September 12, 2000.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CRIIMI MAE Inc.



Dated:  September 14, 2000                 /s/ William B. Dockser
                                           ------------------------
                                           Chairman of the Board

                               EXHIBIT INDEX

Exhibit
No.                                         Description
--------------------------------------------------------------------------------

*3.1 Certificate of Correction to Articles Supplementary to the Articles of Incorporation of CRIIMI MAE Inc., filed with the Maryland State Department of Assessments and Taxation on July 21, 2000.

*3.2 Articles of Amendment to Articles Supplementary to the Articles of Incorporation of CRIIMI MAE Inc., filed with the Maryland State Department of Assessments and Taxation on July 26, 2000.

*3.3 Articles Supplementary to the Articles of Incorporation of CRIIMI MAE Inc., filed with the Maryland State Department of Assessments and Taxation on September 11, 2000.

*99.1    Press Release issued by CRIIMI MAE Inc. on September 9, 1999.




*Filed herewith.

EXHIBIT 3.1

                              CRIIMI MAE INC.

                         CERTIFICATE OF CORRECTION


     CRIIMI MAE Inc., a Maryland corporation, having its principal office in Maryland in Rockville, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The title of the document being corrected is "Articles Supplementary to the Articles of Incorporation of CRIIMI MAE Inc" pertaining to the Series F Redeemable Cumulative Dividend Preferred Stock (convertible during the period of ten (10) Business Days after the fifth Business Day after the Initial Issue Date and during the period of ten (10) Business Days ending ninety (90) calendar days after the Initial Issuance Date or the first Business Day thereafter).

SECOND:  The only party to the document being corrected is CRIIMI MAE Inc.

THIRD: The document being corrected was filed with the State Department of Assessments and Taxation on September 2, 1999.

FOURTH: (1) Article SECOND, Section 5(a) in the document as previously filed reads as follows:

          (a) On Dividends. If any shares of Series F Dividend Preferred Stock are outstanding, then the Corporation shall not, other than pursuant to
     Section 3(a)(3), declare, make, pay or set apart for payment or distribution any dividends or other distributions for any period on the Common Stock, any series or class of Dividend Parity Stock or any series or class of Junior Capital Stock that ranks junior to the Series F Dividend Preferred Stock with respect to dividend rights, unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on all shares of Series F Dividend Preferred Stock entitled thereto.

                  (2) Article SECOND, Section 5(a) in the document as corrected reads as follows:

          (a) On Dividends. If any shares of Series F Dividend Preferred Stock are outstanding, then the Corporation shall not, other than pursuant to
     Section 3(a)(3), declare, make, pay or set apart for payment or distribution any dividends or other distributions for any period (other than in Common Stock, Dividend Parity Stock or Junior Capital Stock) on the Common Stock, any series or class of Dividend Parity Stock or any series or class of Junior Capital Stock that ranks junior to the Series F Dividend Preferred Stock with respect to dividend rights, unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on all shares of Series F Dividend Preferred Stock entitled thereto.

     IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Senior Vice President/General Counsel and witnessed by its Assistant Secretary on July 20, 2000.

ATTEST:                                  CRIIMI MAE, Inc.



/s/ Susan B. Railey                      /s/ David B. Iannarone
--------------------                     -----------------------------(SEAL)
Assistant Secretary                      Senior Vice President/General
                                           Counsel

     THE UNDERSIGNED, Senior Vice President/General Counsel of CRIIMI MAE Inc., who executed on behalf of the Corporation the Certificate of Correction of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Certificate of Correction to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.




                                        /s/ David B. Iannarone
                                        -------------------------------------
                                        Senior Vice President/General Counsel

EXHIBIT 3.2

                          ARTICLES SUPPLEMENTARY
                                 TO THE
                         ARTICLES OF INCORPORATION
                                   OF
                              CRIIMI MAE INC.

SERIES G REDEEMABLE CUMULATIVE DIVIDEND PREFERRED STOCK (CONVERTIBLE DURING THE PERIOD OF TEN (10) TRADING DAYS COMMENCING ONE-HUNDRED (100) CALENDAR DAYS AFTER THE INITIAL ISSUE DATE OR, IF SUCH COMMENCEMENT DATE IS NOT A TRADING DAY, THE FIRST TRADING DAY THEREAFTER)

     CRIIMI MAE INC., a Maryland corporation (the "Corporation"), by and through its undersigned Senior Vice President, does hereby certify that:

     FIRST: On September 11, 2000, the Board of Directors of the Corporation (the "Board of Directors"), pursuant to Section 2-105 of the Maryland General Corporation Law (the "MGCL") and Article SIXTH of the Articles of Incorporation of the Corporation, duly classified 3,760,000 unissued shares of the Corporation's preferred stock, $0.01 par value per share, into a series of preferred stock designated "Series G Redeemable Cumulative Dividend Preferred Stock (convertible during the period of ten (10) Trading Days commencing one-hundred (100) calendar days after the Initial Issue Date or, if such commencement date is not a Trading Day, the first Trading Day thereafter)" and established and fixed the preferences, conversion and other rights, voting powers, restrictions as to dividends, qualifications and terms and conditions of redemption of such series of preferred stock, and authorized the execution and delivery of these Articles Supplementary to the Maryland State Department of Assessments and Taxation for filing pursuant to Section 2-208 of the MGCL.

     SECOND: The Series G Preferred Stock shall be subject to all of the provisions of the Corporation's Articles of Incorporation relating to the capital stock of the Corporation generally and shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors:

     1. Definitions. For the purposes of these Articles Supplementary, the following terms have the meanings indicated:

     "Articles of Incorporation" means the Articles of Incorporation of the Corporation as in effect from time to time (including any and all amendments and supplements thereto and restatements thereof).

     "Average Price" for a given Pricing Period means (a) the Volume Weighted Average Price of the Common Stock traded during such Pricing Period utilizing the Bloomberg Equity VAP function, or, if that information is not available,
(b) the average of the sum of the average daily high and low sale prices for the Common Stock for each Trading Day during such Pricing Period, as reported on the stock exchange composite tape, weighted by the number of shares traded for that day or, (c) if the Common Stock is traded over-the-counter, the average of the sum of the daily averages of the last reported high bid and low asked quotations for the Common Stock for each Trading Day during such Pricing Period.

     "Board" and "Board of Directors" means the Board of Directors of the Corporation.

     "Business Day" means any day other than a Saturday, Sunday or the Friday after Thanksgiving, or a day on which banking institutions in the State of New York or Maryland are authorized or obligated by law or executive order to close.

     "Common Stock" means the common stock, par value $0.01 per share, of the Corporation.

     "Conversion Period" has the meaning ascribed thereto in Section 9(a).

     "Corporation" means CRIIMI MAE Inc., a Maryland corporation.

     "Dividend Average Price" means the Volume Weighted Average Price of the Common Stock traded during the ten Trading Days beginning one Trading Day after the Dividend Declaration Date (a "Dividend Pricing Period"), utilizing the Bloomberg Equity VAP function, or, (x) if that information is not available, the average of the sum of the average daily high and low sale prices for the Common Stock for each day during a Dividend Pricing Period, as reported on the stock exchange composite tape, weighted by the number of shares of Common Stock traded for that day or, (y) if the Common Stock is traded over-the-counter, the average of the sum of the daily averages of the last reported high bid and low asked quotations for the Common Stock for each day during a Dividend Pricing Period, weighted by the number of shares of Common Stock traded for that day.

     "Dividend Declaration Date" means, with respect to any quarterly dividend, the date on which the Board of Directors declares such dividend.

     "Dividend   Parity   Stock"   has   the   meaning   ascribed   thereto   in
Section-3(a)(ii).

     "Dividend  Payment  Date"  has the  meaning  ascribed  thereto  in  Section
3(a)(i).

     "Dividend Period" has the meaning ascribed thereto in Section 3(a)(i).

     "Dividend Rate" means fifteen percent (15%).

     "Effective Date" means the first day, other than a Saturday, Sunday, or a "legal holiday" (as defined in Rule 9005(a) of the Federal Rules of Bankruptcy Procedure), that is not less than eleven (11) days after the date on which the clerk of the U.S. Bankruptcy Court for the District of Maryland, Greenbelt Division, or such other court that exercises jurisdiction over the Corporation's bankruptcy case, enters the Order confirming the Corporation's plan of reorganization as such may be amended, modified or supplemented from time to time, and on which day, as determined by the Corporation (i) all conditions to the Effective Date as set forth in the Corporation's plan of reorganization have been satisfied or waived by the Corporation, and (ii) no stay of the Order confirming the Corporation's plan of reorganization is in effect.

     "Holder   Conversion   Notice"   has  the  meaning   ascribed   thereto  in
Section-9(d)(i).

     "Initial Issue Date" has the meaning ascribed thereto in Section 3(a)(i).

     "Junior Capital Stock" has the meaning ascribed thereto in Section 2(b)(i).

     "Liquidation  Parity  Stock" has the  meaning  ascribed  thereto in Section
8(a).

     "Liquidation Value" means, with respect to a share of Series G Preferred Stock, $10.00.

     "MGCL" means the Maryland General Corporation Law, as amended, as the same may be in effect from time to time.

     "Parity Capital Stock" has the meaning ascribed thereto in Section 2(b).

     "Person" means any individual, firm, corporation or other entity, and includes any successor (by merger or otherwise) of such entity.

     "Preferred Stock" means the preferred stock, par value $0.01 per share, of the Corporation.

     "Pricing Period" means the ten (10) Trading Days ending one Trading Day prior to the date a holder of the Series G Preferred Stock converts his or her shares during the Conversion Period.

     "Redemption Date" has the meaning ascribed thereto in Section 6(a).

     "Redemption Price" means, with respect to a share of Series G Preferred Stock, $10.00.

     "REIT" means a real estate investment trust for federal income tax purposes.

     "Sale Price" has the meaning ascribed thereto in Section 9(d)(iii).

     "Senior Capital Stock" has the meaning ascribed thereto in Section 2(b).

     "Series B Preferred Stock" means the Corporation's Series B Cumulative Convertible Preferred Stock, par value $0.01 per share.

     "Series E Preferred Stock" means the Corporation's Series E Cumulative Convertible Preferred Stock, par value $0.01 per share.

     "Series F Preferred Stock" means the Corporation's Series F Redeemable Cumulative Dividend Preferred Stock (convertible during the period of ten (10) Business Days after the fifth Business Day after the Initial Issue Date and during the period of ten (10) Business Days ending ninety (90) calendar days after the Initial Issue Date or the first Business Day thereafter), par value $0.01 per share.

     "Series G  Preferred  Stock" has the  meaning  ascribed  thereto in Section
2(a).

     "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities, or equity interest, is owned, directly or indirectly, by such Person.

     "Trading Day" means any day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

     "Volume Weighted Average Price of the Common Stock" for a given period means the quotient of (i) the aggregate dollar value obtained by multiplying (a) the number of shares of Common Stock traded at each given price during such period, by (b) such price, divided by (ii) the total number of shares of Common Stock traded during such period.

     2. Designation and Number; Rank. (a) Designation and Number. The shares of the series of Preferred Stock designated pursuant hereto shall be designated as "Series G Redeemable Cumulative Dividend Preferred Stock (convertible during the period of ten (10) Trading Days commencing one-hundred (100) calendar days after the Initial Issue Date or, if such commencement date is not a Trading Day, the first Trading Day thereafter)" (the "Series G Preferred Stock"). The number of shares initially constituting the Series G Preferred Stock shall be 3,760,000 which number may be decreased (but not increased) by the Board of Directors without a vote of the holders of Series G Preferred Stock; provided, however, that such number may not be decreased below the number of shares of Series G Preferred Stock outstanding at the effective time of such reduction.

     (b) Rank. The Series G Preferred Stock shall, with respect to dividend rights and rights upon liquidation, dissolution or winding up, rank (i) senior to (x) the Common Stock and (y) all other capital stock of the Corporation the terms of which specifically provide that such capital stock ranks junior to the Series G Preferred Stock with respect to dividend rights and/or rights upon liquidation, dissolution or winding up of the Corporation (collectively, such Common Stock and other capital stock being referred to as the "Junior Capital Stock"); (ii) pari passu with (x) the Series F Preferred Stock and (y) all other capital stock of the Corporation the terms of which specifically provide that such capital stock ranks pari passu with the Series G Preferred Stock with respect to dividend rights and/or rights upon liquidation, dissolution or winding up of the Corporation (collectively, such Series F Preferred Stock and other capital stock being referred to as the "Parity Capital Stock"); and (iii) junior to (x) the Series B Preferred Stock, (y) the Series E Preferred Stock, and (z) all other capital stock of the Corporation the terms of which specifically provide that such capital stock ranks senior to the Series G Preferred Stock with respect to dividend rights and/or rights upon liquidation, dissolution or winding up of the Corporation (collectively, such Series B Preferred Stock, Series E Preferred Stock and other capital stock being referred to as the "Senior Capital Stock").

     (c) Savings Clause. Notwithstanding anything otherwise provided in these Articles Supplementary, none of the rights pertaining to dividends and distributions, and rights upon liquidation, dissolution and winding up attributable to the Series G Preferred Stock, may be exercised, enjoyed or received unless the corresponding rights of the Senior Capital Stock have been fully exercised, enjoyed or received.

     3. Dividends and Distributions. (a)(i) The holders of shares of Series G Preferred Stock, in preference to the holders of shares of any Junior Capital Stock that ranks junior to the Series G Preferred Stock as to the payment of dividends shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, cumulative dividends at the Dividend Rate, payable no more than sixty (60) calendar days following the Dividend Declaration Date. Such dividends shall be declared at such intervals as the Board of Directors, in its discretion, shall determine; provided, however, that payment of the first dividend on shares of Series G Preferred Stock shall be paid no earlier than the end of the calendar quarter (March 31, June 30, September 30, December 31) in which the Effective Date occurs and thereafter not more than quarterly, as determined by the Board of Directors (each such period being referred to as a "Dividend Period"). Notwithstanding the preceding, all or any portion of the accrued and unpaid dividends as of the Effective Date may be paid, at the Corporation's option, as early as the Effective Date. Dividends shall be fully cumulative from the date of first issuance of any shares of Series G Preferred Stock (the "Initial Issue Date") and, after the payment of the first dividend, payable not more than quarterly in arrears. Accrued dividends will not be paid (a) to holders who exercise their conversion privilege during the Conversion Period on shares so converted or (b) in respect of shares called for redemption pursuant to Section 6(a) hereof from and after the Dividend Declaration Date next preceding the Redemption Date with respect to such shares. Dividends will be payable to holders of record as they appear in the stock records of the Corporation at the close of business on the applicable record date set by the Board of Directors. No interest shall be payable with respect to any dividend payment on Series G Preferred Stock that may be in arrears. Dividends shall be payable in cash or in Common Stock (or a combination thereof), at the Corporation's option, including without limitation, all accrued and unpaid dividends as of the Effective Date. If the dividends are paid in Common Stock, the number of shares of Common Stock issuable by the Corporation shall be determined by dividing the cash amount which would be payable if cash dividends were to be paid on the payment date for the applicable Dividend Period (the "Dividend Payment Date") by the Dividend Average Price. No fractional shares of Common Stock shall be issued. Instead of any fractional share of Common Stock, the Corporation shall pay a cash adjustment in respect to such fraction.

     (ii) Dividends paid on shares of Series G Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated among all such shares of Series G Preferred Stock and all other shares of capital stock of the Corporation ranking on parity as to dividends with the Series G Preferred Stock ("Dividend Parity Stock") at the time outstanding pro rata, so that the dollar amount of the dividend declared per share of Series G Preferred Stock and the Dividend Parity Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series G Preferred Stock and the Dividend Parity Stock bear to each other.

     (iii) The Board of Directors may fix a record date for the determination of holders of shares of the Series G Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than sixty (60) calendar days nor less than ten (10) calendar days prior to the date fixed for the payment thereof.

     (iv) Any dividend payment made on shares of the Series G Preferred Stock first shall be credited against the earliest accrued but unpaid dividend due with respect to shares of the Series G Preferred Stock which remains payable.

     (b) Holders of shares of the Series G Preferred Stock shall not be entitled to receive any dividends or other distributions except as expressly provided herein.

     4. Voting Rights. So long as the Series G Preferred Stock remains outstanding, the holders of shares of Series G Preferred Stock shall have the following voting rights:

     (a) Holders of shares of Series G Preferred Stock shall have no voting rights except as set forth below or as otherwise required by law.

     (b) During any period in which dividends on the Series G Preferred Stock are cumulatively in arrears for not less than six quarterly dividend payments (whether or not consecutive), then the number of directors constituting the Board of Directors shall, without further action, be increased by two and the holders of shares of the Series G Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect the directors of the Corporation to fill such newly created directorships, the remaining directors to be elected by the other classes of capital stock entitled to vote therefor at each meeting of stockholders held for the purpose of electing directors. Such additional voting rights shall continue until such time as all dividends accumulated on the Series G Preferred Stock shall have been paid in full or non-cumulative dividends paid regularly for one year, at which time such additional directors shall cease to be directors and such additional voting right of the holders of Series G Preferred Stock shall terminate subject to revesting in the event of each and every subsequent cumulative arrearage for not less than six (6) quarterly periods as contemplated by the first sentence of this Section. In no event shall the holders of Series G Preferred Stock voting separately as a class be entitled to elect a total of more than two directors to the Board of Directors pursuant to this Section 4(b).

     (c)(i) The voting rights of holders of shares of Series G Preferred Stock set forth in Section 4(b) above may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the unanimous written consent, delivered to the Secretary of the Corporation, of the holders of the outstanding shares of Series G Preferred Stock. Unless such right has been exercised by the unanimous written consent of all the holders of Series G
Preferred Stock, the Chairman of the Board of Directors may call, and upon the written request of holders of record of at least twenty percent (20%) of the outstanding shares of Series G Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation, shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held not more than sixty (60) calendar days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the Bylaws of the Corporation for the holding of special meetings of stockholders.

     (ii) At each meeting of stockholders at which the holders of shares of Series G Preferred Stock shall have the right, as provided in this Section 4, to take any action, the presence in person or by proxy of the holders of record of a majority of the total number of shares of Series G Preferred Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

     (A) the absence of a quorum of the holders of shares of Series G Preferred Stock shall not prevent the election of directors or the taking of any other action by the holders of any other class(es) or series of the Corporation's capital stock, and the absence of a quorum of the holders of shares of any other class or series of the Corporation's capital stock shall not prevent the taking of any action by the holders of Series G Preferred Stock as provided in this
Section 4; and

     (B) in the absence of a quorum of the holders of shares of Series G Preferred Stock, a majority of the holders of shares of Series G Preferred Stock, present in person or by proxy, shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series G Preferred Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

     (iii) For the taking of any action as provided in this Section 4 by the holders of Series G Preferred Stock, each such holder shall have one (1) vote for each share of Series G Preferred Stock in such holder's name on the stock transfer books of the Corporation as of any record date fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held.

     5. Certain Restrictions. (a) If any shares of Series G Preferred Stock are outstanding, then the Corporation shall not (other than in Parity Capital Stock or Junior Capital Stock, or pursuant to Section 3(a)(ii)), declare, make, pay or set apart for payment or distribution any dividends or other distributions for any period on any series or class of Dividend Parity Stock or any series or class of Junior Capital Stock that ranks junior to the Series G Preferred Stock with respect to dividend rights, unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient (in cash and/or Common Stock, as applicable) for the payment thereof set apart for such payment on all shares of Series G Preferred Stock entitled thereto.

     (b) If any  shares  of  Series  G  Preferred  Stock  are  outstanding,  the
Corporation shall not redeem, purchase or otherwise acquire for any consideration (or pay or make available money for a sinking fund for the redemption of) any Junior Capital Stock (except by conversion into or exchange for Junior Capital Stock) unless full cumulative dividends have been or contemporaneously are declared and paid, or declared and a sum sufficient (in cash and/or Common Stock, as applicable) for the payment thereof set apart for such payment on the Series G Preferred Stock for all past dividend periods through and including the date fixed for redemption, purchase or acquisition, provided, however, that the foregoing shall not prevent the purchase or acquisition of any shares of capital stock of the Corporation by the Corporation
(i) to the extent necessary, in the reasonable judgment of the Board of Directors, in order to preserve the status of the Corporation as a REIT or
(ii)-pursuant to a purchase or exchange offer made on comparable terms to all holders of outstanding shares of capital stock of the Corporation. For purposes of this Section 5(b), the date to be fixed for redemption, purchase or acquisition shall be set by resolution of the Board of Directors.

     (c) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to this Section 5(b), purchase or otherwise acquire such shares at such time and such manner.

     6. Redemption. (a) To the extent the Corporation shall have funds legally available therefor, the Series G Preferred Stock shall be subject to redemption in whole or in part, at any time or from time to time, in cash or shares of Parity Capital Stock, at the election of the Corporation, at the Redemption Price, together, in each case with an amount (in cash and/or Common Stock, as applicable) equal to any accrued and unpaid dividends to (and including) the date fixed for redemption (the "Redemption Date"). Notwithstanding anything to the contrary contained in these Articles Supplementary, no dividends shall be due and payable in respect of shares of Series G Preferred Stock called for redemption pursuant to this Section 6(a) from and after the Dividend Declaration Date next preceding the Redemption Date with respect to such shares. On and after the Redemption Date, provided that the aggregate Redemption Price (including any accrued and unpaid dividends to (and including) the Redemption
Date) for all shares of Series G Preferred Stock called for redemption has been duly paid or deposited in trust for the benefit of the holders of the Series G Preferred Stock, dividends shall cease to accrue on the Series G Preferred Stock called for redemption, such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares shall cease, except only the right to receive the monies (and Common Stock or Parity Capital Stock, if applicable) payable upon such redemption, without interest thereon, upon surrender of the certificates evidencing such shares. Any monies (and Common Stock or Parity Capital Stock, if applicable) deposited in trust by the Corporation and unclaimed at the end of two (2) years from the Redemption Date shall be repaid to the Corporation upon its written request, after which repayment the holders of shares of Series G Preferred Stock so called for redemption shall look only to the Corporation for the payment thereof.

     (b) Notice of any redemption pursuant to Section 6(a) shall be given to the holders of shares of Series G Preferred Stock not less than thirty (30) or more than forty-five (45) calendar days prior to the Redemption Date. Notice of redemption shall be given by first class mail to each such holder's address as shown on the stock transfer books of the Corporation and shall specify (i) the Redemption Date; (ii) the total number of shares of Series G Preferred Stock to be redeemed; (iii) the number of shares of Series G Preferred Stock to be redeemed from such holder; (iv) the per share Redemption Price and the aggregate Redemption Price for all shares to be redeemed from such holder; (v) the place or places where certificates for shares of Series G Preferred Stock are to be surrendered for payment of the Redemption Price; and (vi)-that dividends on the shares of Series G Preferred Stock to be redeemed will cease to accrue on the Redemption Date. If less than all shares of Series G Preferred Stock then outstanding are to be redeemed, shares of Series G Preferred Stock will be redeemed pro rata from among the holders of shares of Series G Preferred Stock then outstanding.

     7. Reacquired Shares. Any shares of Series G Preferred Stock converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Series G Preferred Stock shall, upon their cancellation, and upon the filing of appropriate articles supplementary with the Maryland State Department of Assessments and Taxation, become authorized but unissued shares of Preferred Stock and may be reissued as part of any series of Preferred Stock subject to the conditions or restrictions on issuance set forth herein, to the extent any shares of Series G Preferred Stock remain outstanding.

     8. Liquidation; Dissolution; Winding up. (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, before any distribution or payment shall be made to the holders of any shares of Common Stock or any other class or series of Junior Capital Stock that ranks junior to the Series G Preferred Stock as to distribution of assets upon any liquidation, dissolution or winding up of the Corporation, the holders of Series G Preferred Stock shall be entitled to receive, out of assets of the Corporation legally available for distribution to stockholders, liquidating distributions in the amount of the Liquidation Value, plus an amount equal to any dividends accrued and unpaid thereon as of the date of liquidation, dissolution or winding up. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series G Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series G Preferred Stock and the corresponding amounts payable on all shares of Parity Capital Stock that ranks pari passu with the Series G Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up ("Liquidation Parity Stock"), then the holders of Series G Preferred Stock and all other such classes or series of Liquidation Parity Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

     (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other Person, nor the sale, lease or conveyance of all or substantially all of the property or business of the Corporation shall be deemed to constitute a liquidation, dissolution or winding up of the Corporation for purposes of this Section 8.

     9. Conversion. (a) During the period of ten (10) Trading Days commencing one-hundred (100) calendar days after the Initial Issue Date or, if such commencement date is not a Trading Day, the first Trading Day thereafter (the "Conversion Period"), each outstanding share of Series G Preferred Stock shall be convertible, at the sole option of the holder thereof, into fully paid and nonassessable shares of Common Stock; provided, however, that in no event may a holder of Series G Preferred Stock convert a share of Series G Preferred Stock into Common Stock if such conversion would result in violation of Article EIGHTEENTH of the Articles of Incorporation.

     (b) The number of shares of Common Stock deliverable upon conversion of a share of Series G Preferred Stock during the Conversion Period shall be equal to a fraction (i) the numerator of which is the Liquidation Value of the Series G Preferred Stock and (ii) the denominator of which, subject to Section 9(c), is the Average Price for the Pricing Period.

     (c) Anything to the contrary contained in Section 9(b) or Section 9(d)(v) notwithstanding, in no event shall the Average Price used to compute the number of shares of Common Stock issuable upon conversion be less than fifty percent (50%) of the Volume Weighted Average Price of the Common Stock on the Initial Issue Date. In the event that the Average Price is less than the floor set forth in the preceding sentence, then the number of shares of Common Stock issuable upon conversion shall be computed by reference to such floor.

     (d)(i) During the Conversion Period, holders of Series G Preferred Stock may convert their shares of Series G Preferred Stock into Common Stock by surrendering to the Corporation's transfer agent, Registrar and Transfer Company (the "Transfer Agent"), at its offices in Cranford, New Jersey, the certificate(s) of such Series G Preferred Stock to be converted, properly endorsed and medallion certified, and accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 9 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued (a "Holder Conversion Notice"). In case a Holder Conversion Notice shall specify a name or names other than that of such holder, such Holder Conversion Notice shall be accompanied by payment of all transfer taxes, if any, payable upon the issuance of shares of Common Stock in such name or names. Other than fees to the Transfer Agent, the Corporation will not pay any issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series G Preferred Stock pursuant hereto.

     (ii) As promptly as practicable, and in any event within five (5) Business Days after the date of delivery of the certificate(s) representing shares of Series G Preferred Stock to be converted, together with a Holder Conversion Notice (or, if the share certificate(s) and Holder Conversion Notice are delivered separately, then within five (5) Business Days after the date of delivery of the later document(s) to be so delivered), the Corporation shall deliver or cause to be delivered (i) one or more certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Series G Preferred Stock being converted shall be entitled and (ii) if less than the full number of shares of Series G Preferred Stock evidenced by the surrendered certificate(s) is being converted, a new certificate or certificates, of like tenor, for the number of shares of Series G Preferred Stock evidenced by such surrendered certificate(s), less the number of shares being converted. All conversions shall be deemed to have been made at the close of business on the later of the date of delivery of the Holder Conversion Notice or the date of delivery of the certificate(s) representing the shares being converted (if different), or if such date is not a Business Day, as of the close of business on the next succeeding Business Day, so that the rights of the holder thereof as to the shares being converted shall cease, except only the right to receive shares of Common Stock in accordance herewith, and the Person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at the close of business on such date. The Corporation shall not be required to convert, and no surrender of shares of Series G Preferred Stock shall be effective for that purpose, while the stock transfer books of the Corporation for the Common Stock are closed for any purpose (but not for any period in excess of ten (10) calendar days); provided that the surrender of shares of Series G Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such shares of Series G Preferred Stock were surrendered, or if such date is not a Business Day, as of the close of business on the next succeeding Business Day.

     (iii) No fractions of shares of Common Stock shall be issued in connection with the conversion of any shares of Series G Preferred Stock, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the Sale Price (as defined below) of the Common Stock at the close of business on the day of conversion. In the absence of a Sale Price, the Board of Directors shall in good faith determine the current market price on the basis of such quotation as it considers appropriate. As used herein, "Sale Price" means the closing sales price of a share of Common Stock (or if no sales price is reported, the average of the high bid and low asked prices) as reported by the principal national or regional stock exchange on which the Common Stock is listed or, if the Common Stock is not listed on a national or regional stock exchange, as reported by the Nasdaq Stock Market and if not so reported, then as reported by the National Quotation Bureau Incorporated. If more than one share of Series G Preferred Stock shall be surrendered for conversion by the same holder during the Conversion Period, the number of full shares of Common Stock issuable on conversion thereof shall be computed on the basis of the total number of shares of Series G Preferred Stock so surrendered.

     (iv) The Corporation shall at all times endeavor to reserve and keep available for issuance upon the conversion of the Series G Preferred Stock such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series G Preferred Stock, and to take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Series G Preferred Stock.

     (v) In case of any reclassification of the Common Stock, any consolidation of the Corporation with, or merger of the Corporation into, any other entity, any merger of another entity into the Corporation (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), any sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange, pursuant to which the Common Stock is converted into other securities, cash or other property, then the Corporation (or successor entity), at its election and in its sole discretion, may (i) notwithstanding Section 6(a), redeem each share of the Series G Preferred Stock then outstanding at the Redemption Price, together, in each case with an amount equal to any accrued and unpaid dividends to (and including) the Dividend Declaration Date next preceding the date fixed for redemption; or (ii) convert each share of the Series G Preferred Stock then outstanding into the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of the Series G Preferred Stock would have been convertible, which shall be a fraction (x) the numerator of which is the Liquidation Value of the Series G Preferred Stock and (y) the denominator of which, subject to Section 9(c), is the Volume Weighted Average Price of the Common Stock on the Business Day immediately prior to the effectiveness of the reclassification, consolidation, merger, sale, transfer or share exchange; or
(iii) notwithstanding Section 9(a) or anything to the contrary herein, permit each share of the Series G Preferred Stock then outstanding to remain outstanding with modified conversion rights, so that such shares may be converted into the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of the Series G Preferred Stock would have been convertible had such share been converted pursuant to this Section 9(d)(v)(ii). The Person formed by the consolidation or resulting from the merger or which acquires such assets or which acquires the Corporation's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such rights. The certificate or articles of incorporation or other constituent document shall provide for adjustments, which, for events subsequent to the effective date of the certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section-9. The provisions of this Section 9(d)(v) shall similarly apply to successive reclassification, consolidations, mergers, sales, transfers or share exchanges.

     10. REIT Status. Nothing contained in these Articles Supplementary or the Articles of Incorporation shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of the stockholders by preservation of the Corporation's qualification as a REIT under the REIT Provisions (as defined in the Articles of Incorporation), including, without limitation, the enforcement of the provisions of Article EIGHTEENTH of the Articles of Incorporation and payment of dividends in the form of Parity Capital Stock or Junior Capital Stock.

     11. Amendment. These Articles Supplementary may be amended, revised or otherwise altered by the approval, at a meeting, of at least a majority of the shares of the Series G Preferred Stock issued and outstanding at the time of any such amendment, revision or alteration. With respect to any amendment, alteration, waiver or repeal of any provision of these Articles Supplementary no consent, approval or vote of the holders of Common Stock or any other series or class of capital stock of the Corporation shall be necessary or required.

     IN WITNESS WHEREOF, this instrument has been executed for and on behalf and in the name of the Corporation by its officers thereunto duly authorized on the 11th day of September, 2000.





                                               CRIIMI MAE INC.



                                               By: /s/ David B. Iannarone
                                                   ---------------------------
                                               Title:  Senior Vice President/
                                                         General Counsel



Attest:





/s/ Susan B. Railey
-------------------------
Title:  Vice President

     THE UNDERSIGNED, David B. Iannarone of the Corporation, who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies, to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                               By:  /s/ David B. Iannarone
                                               ------------------------------
                                               Title:  Senior Vice President/
                                                         General Counsel

EXHIBIT 3.3


                               CRIIMI MAE INC.


                     ARTICLES OF AMENDMENT TO ARTICLES
           SUPPLEMENTARY TO THE ARTICLES OF INCORPORATION IN
      RESPECT OF SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK

     CRIIMI MAE Inc.,  a Maryland  Corporation  having its  principal  office in
Rockville,   Maryland  (the  "Corporation"),   hereby  certifies  to  the  State
Department of Assessments and Taxation of Maryland (the "SDAT") that:

     FIRST: The Articles Supplementary to the Articles of Incorporation of the Corporation classifying the Series E Cumulative Convertible Preferred Stock (the "Series E Preferred Stock"), as filed with the SDAT on February 22, 2000 and as amended and filed with the SDAT on April 10, 2000 (the "Articles Supplementary"), are hereby amended by deleting the definition of "Closing Trade Price" in Article B.1 in its entirety and inserting in lieu thereof the following:

     ""Closing Trade Price" for a given Trading Day shall mean (a) the last traded price for the Common Stock or the Survivor Common Stock, as the case may be, for such Trading Day as reported on the stock exchange composite tape or (b) if the Common Stock is traded over-the-counter, the last reported bid quotation for the Common Stock or the Survivor Common Stock, as the case may be, for such Trading Day."

     SECOND: The Articles Supplementary are hereby further amended by deleting Article B.2(b)(ii) in its entirety and inserting in lieu thereof the following:

     "(ii) on a parity with all capital stock of the Corporation the terms of which specifically provide that such capital stock ranks on a parity with the Series E Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation, and"

     THIRD: The Articles Supplementary are hereby further amended by deleting the lead in to Article B.4(b), consisting of "(b) The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of Series E Preferred Stock, voting separately as a class, in person or by proxy, in writing or at a special or annual meeting of stockholders called for the purpose, shall be necessary to," in its entirety and inserting in lieu thereof the following:

     "(b) The affirmative vote of the holders of at least two-thirds of the outstanding shares of Series E Preferred Stock, voting separately as a class, shall be necessary to"


     FOURTH: The Articles Supplementary are hereby further amended by deleting Article B.4(b)(ii) in its entirety and inserting in lieu thereof the following:

     "(ii) amend, alter or repeal any of the provisions of the Articles of Incorporation, including these Articles Supplementary to the Articles of Incorporation for the Series E Preferred Stock, whether by merger, consolidation or otherwise (an "Event"), so as to materially and adversely affect any right, preference, privilege or voting power of the Series E Preferred Stock or the holders thereof;"

     FIFTH: The Articles Supplementary are hereby further amended by deleting the second sentence of Article B.4(d)(v) in its entirety and inserting in lieu thereof the following:

     "If any such vacancy is not so filled within 20 days after the creation thereof or if both directors so elected by the holders of Series E Preferred Stock (and any other series of Preferred Stock, if any, as provided in Section 4(d)(iii)) shall cease to serve as directors before their terms shall expire, the holders of the Series E Preferred Stock (and any other series of Preferred Stock, if any, as provided in Section 4(d)(iii)) then outstanding and entitled to vote for such directors may, by written consent of all of the holders of Series E Preferred Stock, or at a special meeting of such holders called in accordance with the provisions of Section 4(d)(i), elect successors to hold office for the unexpired terms of such directors whose places shall be vacant."

     SIXTH. The Articles Supplementary are hereby further amended by deleting Article B.4(d)(vi) in its entirety and inserting in lieu thereof the following:

     "(vi) Any director elected by the holders of shares of Series E Preferred Stock voting separately as a single class (together with any other series of Preferred Stock, if any, as provided in Section 4(d)(iii)) may be removed from office with or without cause by the affirmative vote of the holders of at least a majority of the outstanding shares of Series E Preferred Stock or written consent of all of the holders of Series E Preferred Stock (together with any other series of Preferred Stock, if any, as provided in Section 4(d)(iii)). A special meeting of the holders of Series E Preferred Stock (together with holders of any other series of Preferred Stock, if any, as provided in Section 4(d)(iii) may be called in accordance with the provisions of Section 4(d)(i)."

     SEVENTH: The Articles Supplementary are hereby further amended by deleting the second sentence of Article B.9(a)(i) in its entirety and inserting in lieu thereof the following:

     "Notwithstanding the preceding, if the Effective Date has not occurred by December 31, 2000, then the shares of Series E Preferred Stock shall become convertible at the option of the holder thereof into fully paid and non-assessable shares of Common Stock in increments of 10,000 shares of Series E Preferred Stock per calendar month commencing with January 2001."


     EIGHTH: The Articles Supplementary are hereby further amended by deleting the first paragraph of Article B.9(a)(ii) in its entirety and inserting in lieu thereof the following:

     "(ii) Notwithstanding anything in this Section 9(a) to the contrary, the holders of the Series E Preferred Stock shall not be permitted to convert (i) more than 10,000 shares (or less than 1,000 shares at any one time) of Series E Preferred Stock during any calendar month or (ii) any shares of Series E Preferred Stock into shares of Common Stock if such conversion would result in the holder of Series E Preferred Stock requesting such conversion owning 5% or more of the Corporation's then outstanding Common Stock."

     NINTH: The amendments of the Articles Supplementary as herein made were declared advisable and approved by the board of directors of the Corporation by board resolution dated July 7, 2000 and were approved by the sole holder (holding all outstanding and subscribed for shares of Series E Preferred Stock at the time of such approval) of the Series E Preferred Stock, the only class or series of stock of the Corporation entitled to vote on the amendment, by unanimous written consent dated effective July 26, 2000.

     TENTH: These Articles of Amendment shall become effective when the SDAT accepts the Articles of Amendment for record.





                [The next page is the signature page]

     IN WITNESS WHEREOF, CRIIMI MAE Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its Senior Vice-President/General Counsel and attested by its Assistant Secretary on July 26, 2000.

                                        CRIIMI MAE INC.



                                        BY:  /s/ David B. Iannarone
                                        --------------------------------------
                                        Senior Vice-President/ General Counsel


ATTEST:




Assistant Secretary
Susan B. Railey


     THE UNDERSIGNED, Senior Vice-President/General Counsel of CRIIMI MAE Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                        /s/ David B. Iannarone
                                        --------------------------------------
                                        Senior Vice-President/ General Counsel

EXHIBIT 99.1

                  Susan B. Railey
                  For shareholders and securities brokers
                  (301) 468-3120
                  James T. Pastore
                  For news media
                  (202) 546-6451                     FOR IMMEDIATE RELEASE


              CRIIMI MAE DECLARES DIVIDEND ON COMMON SHARES
              TO BE PAID IN NEW SERIES OF PREFERRED STOCK

     ROCKVILLE, MD, September 12, 2000 - (NYSE:CMM) - The board of directors of CRIIMI MAE Inc. yesterday, September 11, 2000, declared a stock dividend for common shareholders of record as of October 27, 2000. The dividend will be payable on November 13, 2000 in up to an aggregate of 3.76 million shares of a new series of $10 face value Series G Redeemable Cumulative Dividend Preferred Stock (the "Series G Dividend Preferred Stock") (NYSE: CMM-PrG). The purpose of the stock dividend is to distribute approximately $37.5 million, or 60 cents per common share, in 1999 taxable income in order to satisfy the Company's Real Estate Investment Trust ("REIT") distribution requirements and to eliminate any federal income tax obligation for 1999.

     Common shareholders as of the record date will be entitled to receive for each share of common stock held 6/100ths of a share of the new Series G Dividend Preferred Stock (i.e., six shares of Series G Dividend Preferred Stock for every 100 shares of common stock held). Series G Dividend Preferred Stock will be issued in whole shares, with shareholders receiving cash from the transfer agent for their fractional share interests at a price equal to the average sales price of all aggregated fractional shares sold by the transfer agent, less transaction costs. The Series G Dividend Preferred Stock will be convertible into shares of common stock during a period of 10 consecutive trading days commencing on February 21, 2001. Conversions will be based on the volume-weighted average of the sale prices of the common stock for the 10-trading days prior to the date converted, subject to a floor of 50% of the volume-weighted average of the sale prices of the common stock on November 13, 2000. At the end of the conversion period, March 6, 2001, all conversion rights of Series G Dividend Preferred shareholders will expire.

     Holders of Series G Dividend Preferred Stock will be entitled to receive, when declared by the Board of Directors, cumulative dividends, payable in cash or common stock (or a combination thereof) at the Company's option, at an annual rate of 15%. The Series G Dividend Preferred Stock will be redeemable, in whole or in part, at the Company's option, at any time after issuance at a price of $10.00 per share.

     For a more complete description of the relative rights and preferences of the Series G Preferred Stock, including conversion, dividend payment and redemption terms, reference is made to the Articles Supplementary to the Articles of Incorporation pertaining to the Series G Preferred Stock, which will be filed as an exhibit to a Current Report on Form 8-K with the Securities and Exchange Commission (the "SEC").

     Since filing for protection under Chapter 11 of the U.S. Bankruptcy Code on October 5, 1998, CRIIMI MAE has suspended its loan origination, loan securitization and CMBS acquisition businesses. The Company continues to own a substantial portfolio of subordinated CMBS and, through its servicing affiliate, acts as a servicer of commercial mortgage loans. While the Company is in bankruptcy, the symbol for the Series G Dividend Preferred Stock will appear as QCMM Pr G on the NYSE tape.

     The United States Bankruptcy Court for the District of Maryland, Greenbelt Division has scheduled a confirmation hearing for November 15, 2000 on CRIIMI MAE's Third Amended Joint Plan of Reorganization dated July 21, 2000 (the "Plan"). Copies of the Plan and the Company's disclosure statement will be distributed no later than September 20, 2000 and all classes of claims and interests that are impaired will be entitled to vote on the Plan on or before October 20, 2000. The record date for holders of common stock, preferred stock and 9 1/8% senior notes and for general unsecured creditors entitled to vote to accept or reject the Plan is September 5, 2000.

     More   information   on  CRIIMI  MAE  is   available  on  its  web  site  -
www.criimimaeinc.com - or for investors, call Susan Railey, 301-468-3120 or for news media, call Jim Pastore, 202-546-6451.

     Note: Except for historical information, forward-looking statements contained in this release involve a variety of risks and uncertainties. These risks and uncertainties include the continued uncertainty of the capital markets; the ability of the Company to obtain recapitalization financing, including but not limited to a restructuring of certain of its debt and the sale of certain assets, as contemplated by the Company's plan of reorganization, to a party or parties for sufficient proceeds; the ability to obtain new equity should it be determined by the Company to proceed with new equity as part of the Company's plan of reorganization; the ability of relevant parties to finalize and execute constituent and operative documents called for by the Company's plan of reorganization; the possible confirmation of an alternative plan; the trends in the CMBS market; competitive pressures; the effect of future losses on the Company's need for liquidity; confirmation, effectiveness and consummation of the Company's plan of reorganization; the effects of the bankruptcy proceeding on the Company's ongoing business; the actions of CRIIMI MAE's creditors and equity security holders; the possibility that the Company's trader election may be challenged on the grounds that the Company is not in fact a trader in securities or that it is only a trader with respect to certain securities and that the Company will, therefore, not be able to mark-to-market its securities, or that it will be limited in its ability to recognize certain losses, resulting in an increase in shareholder distribution requirements with the possibility that the Company may not be able to make such distributions or maintain REIT status; the likelihood that mark-to-market losses will increase and decrease due to changes in the fair market value of the Company's trading assets; the possibility that the Series G Dividend Preferred Stock will not eliminate any or all of the Company's 1999 tax liability or satisfy its REIT distribution requirements; and the outcome of litigation to which the Company is a party, as well as the risks and uncertainties that are set forth in the Company's disclosure statement, and from time to time in the Company's SEC reports, including its Annual Report on Form 10-K for the year ended December 31, 1999 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.
                                     ###